UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2019

Date of reporting period:	September 1, 2018 — February 28, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Emerging Markets Equity Fund

Semiannual report
2 | 28 | 19

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PEMMX

Putnam
Emerging Markets
Equity Fund

Semiannual report
2 | 28 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

April 5, 2019

Dear Fellow Shareholder:

If there is any lesson to be learned from constantly changing financial markets, it is the importance of positioning your investment portfolio for your long-term goals. We believe that one strategy is to diversify across different asset classes and investment approaches.

We also believe your mutual fund investment offers a number of advantages, including constant monitoring by experienced investment professionals who maintain a long-term perspective. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

Another key strategy, in our view, is seeking the counsel of a financial advisor. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals such as retirement, evaluating the level of risk appropriate for you, and reviewing your investments on a regular basis and making adjustments as necessary.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you, and we thank you for investing with Putnam.

The world’s emerging markets — from Indonesia and Brazil to Poland and Turkey — can offer investors attractive opportunities. The economies of these countries can grow faster than their developed market counterparts, and are frequently home to rapidly expanding companies whose potential has yet to be fully discovered by Wall Street analysts.

Guided by decades of experience

Putnam Emerging Markets Equity Fund is led by portfolio manager Daniel J. Graña, who has been investing in emerging-market stocks since 1993 — practically since the inception of the asset class. He is backed by a team of dedicated equity analysts, as well as the broader equity research organization of Putnam Investments.

2 Emerging Markets Equity Fund

Emerging markets have demonstrated outstanding growth results

Advanced economies, such as the United States, the European Union, and Australia, have historically lagged the faster growth rates of emerging markets. A key exception occurred during the 1990s, when emerging markets were set back by several high-profile crises, caused in part by an overreliance on capital from abroad and a lack of economic infrastructure to channel investments into productive purposes.

Following these crises, a number of countries involved implemented structural reforms to stabilize investment and economic development potential. These processes of reform and greater fiscal discipline have continued to the present day, helping many emerging markets become more economically resilient and more attractive from an investment perspective.

Source: International Monetary Fund, October 2018. Data for 2019 is estimated.

Emerging Markets Equity Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/19. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on pages 15–16.

4 Emerging Markets Equity Fund

What was the market environment during the reporting period?

It was a six-month period punctuated by financial market highs and lows. The global stock market correction started in September 2018, triggered by trade tensions, the trajectory of interest rates in the United States, and geopolitical conflicts. Volatility also spiked and emerging-market shares slumped about 10% in October 2018 amid the escalating trade feud between China and the United States, and rising borrowing costs.

Starting in January and February 2019, emerging-market equities rebounded and trimmed much of their losses. The outlook for the asset class was much brighter during the latter part of the reporting period. Trade negotiations resumed between China and the United States, and Chinese policy makers stepped up measures to boost cooling growth. In addition, the Federal Reserve pledged to be “patient” about plans to increase interest rates in 2019. The improving backdrop drove the year-to-date increase in investors’ risk tolerance. Emerging markets, and China in particular, outperformed U.S. equity markets during the period.

Emerging Markets Equity Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 2/28/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/19. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 Emerging Markets Equity Fund

How did the fund perform?

Putnam Emerging Markets Equity Fund under-performed its benchmark, the MSCI Emerging Markets Index [ND], for the six-month period. The fund declined 2.23% while the benchmark gained 0.33%.

What were some of the top contributors to performance?

AIA Group, a leading life insurance provider across the Asia-Pacific region, was the top contributor during the reporting period. AIA is well positioned for earnings growth as penetration rates are low, demographics and income trends are favorable, and barriers to entry are high, in our view. We believe the market is starting to recognize the stock’s attractive growth potential. We believe AIA’s growth outlook is strong, dividends are likely to improve, and valuations are reasonable.

Natura, a Brazilian cosmetics company with a $5 billion market capitalization, was another top performer. The stock rallied 85% during the period. We believe Natura has successfully transformed from an emerging-market consultant-based firm to a global cosmetics company following the Aesop and The Body Shop acquisitions. Since the stock had traded higher than our estimate of intrinsic value, we liquidated our holdings before the end of the period.

What were some of the detractors for the period?

Sasol, an energy and chemical company based in South Africa, was a top detractor. We held Sasol because it was a relatively cheap energy producer with plans for a chemical expansion project that would have provided medium-term earnings growth and generated cash flow. We expected the project to lower future capital expenses and improve free cash flow; that, in turn, would enable balance-sheet delever-aging and increase returns for shareholders. Unfortunately, oil prices came under pressure during the period and Sasol delayed the project. We exited the position in February 2019

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Data in the chart reflect a new calculation methodology put into effect on 10/1/18.

Emerging Markets Equity Fund 7

because of uncertainties about the project and less favorable oil prices.

Edelweiss Financial Services was negatively affected by concerns over India’s upcoming elections and its ability to compete with liquidity from lower-quality competitors. We maintained our position in the stock as the company’s fundamentals have remained intact. In addition, we have conviction in Edelweiss based on our meetings with the management in India. Our patience has paid off as the shares rallied 37% in the three weeks following the end of the reporting period.

What is the outlook for emerging markets?

The outlook for emerging-market economies appears more constructive, in our view. Trade tensions between China and the United States have eased, the Fed has turned increasingly dovish on interest rates, and China has taken steps to manage its economic slowdown. Stock valuations are generally more attractive after the sell-off in 2018, in our view. We believe that provides an opportunity for active managers to drive outperformance through superior stock picking.

Thank you, Daniel, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

8 Emerging Markets Equity Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2019, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (9/29/08)
Before sales charge	3.87%	142.72%	9.27%	19.20%	3.58%	47.27%	13.77%	–12.43%	–2.23%
After sales charge	3.28	128.77	8.63	12.35	2.36	38.80	11.55	–17.47	–7.85
Class B (9/29/08)
Before CDSC	3.28	128.70	8.62	14.86	2.81	44.06	12.94	–13.08	–2.59
After CDSC	3.28	128.70	8.62	12.86	2.45	41.06	12.15	–17.33	–7.36
Class C (9/29/08)
Before CDSC	3.13	125.42	8.47	14.79	2.80	43.95	12.91	–13.05	–2.60
After CDSC	3.13	125.42	8.47	14.79	2.80	43.95	12.91	–13.90	–3.55
Class M (9/29/08)
Before sales charge	3.36	131.32	8.75	16.25	3.06	45.05	13.20	–12.87	–2.46
After sales charge	3.01	123.23	8.36	12.19	2.33	39.98	11.86	–15.92	–5.87
Class R (9/29/08)
Net asset value	3.61	136.88	9.01	17.72	3.32	46.17	13.49	–12.65	–2.32
Class R6 (5/22/18)
Net asset value	4.16	149.71	9.58	20.84	3.86	48.50	14.09	–12.06	–2.00
Class Y (9/29/08)
Net asset value	4.14	149.22	9.56	20.61	3.82	48.21	14.02	–12.23	–2.11

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Emerging Markets Equity Fund 9

Comparative index returns For periods ended 2/28/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
MSCI Emerging
Markets Index (ND)	5.42%	167.13%	10.32%	22.45%	4.13%	52.25%	15.04%	–9.89%	0.33%
Lipper Emerging
Markets Funds	5.30	163.69	10.05	14.72	2.66	42.20	12.31	–11.08	–0.06
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/28/19, there were 874, 848, 729, 563, 244, and 220 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 2/28/19

Distributions	Class A		Class B	Class C	Class M		Class R	ClassR6	Class Y
Number	1		1	1	1		1	1	1
Income	$0.009		—	—	—		—	$0.021	$0.019
Capital gains
Long-term gains	0.206		$0.206	$0.206	$0.206		$0.206	0.206	0.206
Short-term gains	—		—	—	—		—	—	—
Total	$0.215		$0.206	$0.206	$0.206		$0.206	$0.227	$0.225
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
8/31/18	$11.75	$12.47	$11.27	$11.23	$11.46	$11.88	$11.68	$11.89	$11.88
2/28/19	11.25	11.94	10.75	10.71	10.95	11.35	11.18	11.40	11.38

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

10 Emerging Markets Equity Fund

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (9/29/08)
Before sales charge	4.02%	116.48%	8.03%	20.70%	3.83%	36.51%	10.93%	–11.34%	0.89%
After sales charge	3.44	104.03	7.39	13.76	2.61	28.66	8.76	–16.44	–4.91
Class B (9/29/08)
Before CDSC	3.43	103.96	7.39	16.28	3.06	33.50	10.11	–12.03	0.47
After CDSC	3.43	103.96	7.39	14.28	2.71	30.50	9.28	–16.34	–4.45
Class C (9/29/08)
Before CDSC	3.28	101.07	7.23	16.34	3.07	33.54	10.12	–12.00	0.56
After CDSC	3.28	101.07	7.23	16.34	3.07	33.54	10.12	–12.86	–0.42
Class M (9/29/08)
Before sales charge	3.51	106.15	7.50	17.77	3.33	34.50	10.38	–11.83	0.64
After sales charge	3.16	98.93	7.12	13.65	2.59	29.79	9.08	–14.92	–2.88
Class R (9/29/08)
Net asset value	3.76	111.06	7.76	19.10	3.56	35.54	10.67	–11.62	0.72
Class R6 (5/22/18)
Net asset value	4.30	122.34	8.32	22.45	4.13	37.74	11.26	–11.04	1.08
Class Y (9/29/08)
Net asset value	4.28	121.91	8.30	22.22	4.10	37.48	11.19	–11.21	0.98

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Emerging Markets Equity Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Net expenses for the fiscal year
ended 8/31/18*	1.32%	2.07%	2.07%	1.82%	1.57%	0.90%**	1.07%
Total annual operating expenses for the
fiscal year ended 8/31/18	1.83%	2.58%	2.58%	2.33%	2.08%	1.41%**	1.58%
Annualized expense ratio for the
six-month period ended 2/28/19 †	1.25%	2.00%	2.00%	1.75%	1.50%	0.82%	1.00%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.05%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 12/30/19.

* * Other expenses are based on expenses of class A shares for the fund’s last fiscal year, restated to reflect the lower investor servicing fees applicable to class R6 shares.

† Includes a decrease of 0.01% from annualizing the performance fee adjustment for the six months ended 2/28/19.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/18 to 2/28/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$6.13	$9.79	$9.79	$8.57	$7.35	$4.03	$4.91
Ending value (after expenses)	$977.70	$974.10	$974.00	$975.40	$976.80	$980.00	$978.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12 Emerging Markets Equity Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/28/19, use the following calculation method. To find the value of your investment on 9/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$6.26	$9.99	$9.99	$8.75	$7.50	$4.11	$5.01
Ending value (after expenses)	$1,018.60	$1,014.88	$1,014.88	$1,016.12	$1,017.36	$1,020.73	$1,019.84

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Emerging Markets Equity Fund 13

Consider these risks before investing

International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

14 Emerging Markets Equity Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI Emerging Markets Index (ND) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Emerging Markets Equity Fund 15

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2019, Putnam employees had approximately $493,000,000 and the Trustees had approximately $68,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Emerging Markets Equity Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Emerging Markets Equity Fund 17

The fund’s portfolio 2/28/19 (Unaudited)

COMMON STOCKS (92.8%)*	Shares	Value
Auto components (0.5%)
Tupy SA (Brazil)	167,845	$822,211
		822,211
Banks (15.2%)
ABSA Group, Ltd. (South Africa)	151,795	1,945,130
Abu Dhabi Commercial Bank PJSC (United Arab Emirates) †	733,899	1,904,181
Bank Tabungan Pensiunan Nasional Syariah Tbk PT (Indonesia) †	14,718,400	2,144,853
China Construction Bank Corp. Class H (China)	2,487,000	2,211,441
Commercial International Bank (CIB) Egypt SAE GDR (Egypt)	328,412	1,308,722
Credicorp, Ltd. (Peru)	13,995	3,402,045
CTBC Financial Holding Co., Ltd. (Taiwan)	1,791,000	1,213,340
Grupo Financiero Galicia SA ADR (Argentina)	38,058	1,163,433
Hana Financial Group, Inc. (South Korea)	51,173	1,767,646
HDFC Bank, Ltd. (India)	116,275	3,396,315
Itau Unibanco Holding SA ADR (Preference) (Brazil)	206,411	1,940,263
Moneta Money Bank AS (Czech Republic)	497,086	1,760,393
Sberbank of Russia PJSC ADR (Russia)	100,125	1,277,595
Turkiye Garanti Bankasi AS (Turkey)	969,434	1,619,885
		27,055,242
Capital markets (0.6%)
Edelweiss Financial Services, Ltd. (India)	559,661	1,076,025
		1,076,025
Commercial services and supplies (1.6%)
Clean TeQ Holdings, Ltd. (Australia) †	4,040,374	960,123
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ΔΔ F	1	1
New Middle East Other Assets GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ΔΔ F	1	1
Sunny Friend Environmental Technology Co., Ltd. (Taiwan)	230,000	1,845,889
		2,806,014
Construction and engineering (1.5%)
CTCI Corp. (Taiwan)	1,094,000	1,713,346
Dilip Buildcon, Ltd. (India)	161,927	978,944
		2,692,290
Construction materials (1.2%)
Loma Negra Cia Industrial Argentina SA ADR (Argentina) †	87,108	978,223
West China Cement, Ltd. (China)	7,720,000	1,160,496
		2,138,719
Diversified consumer services (0.7%)
Fu Shou Yuan International Group, Ltd. (China)	1,372,000	1,197,261
		1,197,261
Diversified financial services (0.7%)
Chailease Holding Co., Ltd. (Taiwan)	313,520	1,232,626
		1,232,626
Electric utilities (1.8%)
Enel Americas SA ADR (Chile)	146,193	1,282,113
Pampa Energia SA ADR (Argentina) †	25,514	812,876
Power Grid Corp. of India, Ltd. (India)	437,541	1,124,822
		3,219,811

18 Emerging Markets Equity Fund

COMMON STOCKS (92.8%)* cont.	Shares	Value
Electrical equipment (0.6%)
KEI Industries, Ltd. (India)	225,379	$1,084,018
		1,084,018
Energy equipment and services (0.4%)
Hilong Holding, Ltd. (China)	6,818,000	781,706
		781,706
Entertainment (0.6%)
NetEase, Inc. ADR (China)	4,450	993,329
		993,329
Food and staples retail (4.7%)
Atacadao Distribuicao Comercio e Industria Ltda. (Brazil)	176,600	917,757
Dino Polska SA (Poland) †	60,592	1,713,403
GS Retail Co., Ltd. (South Korea)	27,378	942,054
Jeronimo Martins SGPS SA (Portugal)	92,961	1,401,034
Puregold Price Club, Inc. (Philippines) †	1,562,100	1,421,052
Shoprite Holdings, Ltd. (South Africa)	95,481	1,163,217
X5 Retail Group NV GDR (Russia)	35,948	909,484
		8,468,001
Food products (1.4%)
Grupo Bimbo SAB de CV Ser. A (Mexico)	512,500	1,018,015
Nestle India, Ltd. (India)	9,386	1,404,048
		2,422,063
Health-care equipment and supplies (0.5%)
i-SENS, Inc. (South Korea)	41,323	879,955
		879,955
Hotels, restaurants, and leisure (0.9%)
Jubilant Foodworks, Ltd. (India)	90,175	1,608,542
		1,608,542
Household durables (0.8%)
Arcelik AS (Turkey)	360,698	1,406,778
HC Brillant Services GmbH (acquired 8/2/13, cost $1) (Private)
(Germany) † ΔΔ F	2	2
		1,406,780
Independent power and renewable electricity producers (0.9%)
Canvest Environmental Protection Group Co., Ltd. (China)	3,180,000	1,669,047
		1,669,047
Industrial conglomerates (1.0%)
Alliance Global Group, Inc. (Philippines)	6,506,900	1,723,599
		1,723,599
Insurance (7.2%)
AIA Group, Ltd. (Hong Kong)	437,800	4,378,139
DB Insurance Co., Ltd. (South Korea)	24,841	1,601,291
Hyundai Marine & Fire Insurance Co., Ltd. (HDMF) (South Korea)	37,476	1,256,197
Old Mutual, Ltd. (South Africa)	614,834	1,014,272
Ping An Insurance (Group) Co. of China, Ltd. Class H (China)	435,000	4,580,114
		12,830,013
Interactive media and services (5.4%)
AfreecaTV Co., Ltd. (South Korea)	24,709	1,005,101
Tencent Holdings, Ltd. (China)	189,000	8,085,124
Tencent Holdings, Ltd. ADR (China)	10,622	454,728
		9,544,953

Emerging Markets Equity Fund 19

COMMON STOCKS (92.8%)* cont.	Shares	Value
Internet and direct marketing retail (6.8%)
Alibaba Group Holding, Ltd. ADR (China) †	49,675	$9,092,018
Global Fashion Group SA (acquired 8/2/13, cost $87,766) (Private)
(Luxembourg) † ΔΔ F	2,072	18,950
Naspers, Ltd. Class N (South Africa)	13,598	2,938,268
		12,049,236
IT Services (1.1%)
Infosys, Ltd. (India)	192,739	1,989,817
		1,989,817
Media (0.1%)
MultiChoice Group, Ltd. (South Africa) †	13,598	101,355
		101,355
Metals and mining (1.9%)
AMG Advanced Metallurgical Group NV (Netherlands)	24,211	938,522
Cobalt 27 Capital Corp. (Canada) †	347,300	1,134,838
Ivanhoe Mines, Ltd. Class A (Canada) †	426,476	1,114,843
Skipper, Ltd. (India)	172,100	150,018
		3,338,221
Multiline retail (1.6%)
Matahari Department Store Tbk PT (Indonesia)	2,951,600	1,206,447
Poya International Co., Ltd. (Taiwan)	167,260	1,711,920
		2,918,367
Oil, gas, and consumable fuels (8.0%)
CNOOC, Ltd. (China)	1,824,000	3,146,210
Geopark, Ltd. (Colombia) †	91,059	1,747,422
Lukoil PJSC ADR (Russia)	44,242	3,680,934
MOL Hungarian Oil & Gas PLC (Hungary)	166,487	1,943,185
Petroleo Brasileiro SA — Petrobras ADR (Brazil)	170,388	2,678,499
Tupras Turkiye Petrol Rafinerileri AS (Turkey)	38,339	1,030,609
		14,226,859
Paper and forest products (0.8%)
Suzano Papel e Celulose SA (Brazil)	115,000	1,459,180
		1,459,180
Personal products (2.5%)
Grape King Bio, Ltd. (Taiwan)	199,000	1,315,825
LG Household & Health Care, Ltd. (South Korea)	1,228	1,360,441
TCI Co., Ltd. (Taiwan)	112,000	1,712,215
		4,388,481
Pharmaceuticals (2.1%)
Aurobindo Pharma, Ltd. (India)	171,272	1,714,616
China Traditional Chinese Medicine Holdings Co., Ltd. (China)	1,372,000	905,374
Richter Gedeon Nyrt (Hungary)	59,431	1,150,748
		3,770,738
Real estate management and development (3.0%)
Ayala Land, Inc. (Philippines)	1,913,600	1,627,966
China Overseas Land & Investment, Ltd. (China)	398,000	1,465,295
KWG Property Holdings, Ltd. (China)	1,064,000	1,000,327
Logan Property Holdings Co., Ltd. (China)	928,000	1,321,703
		5,415,291

20 Emerging Markets Equity Fund

COMMON STOCKS (92.8%)* cont.	Shares	Value
Semiconductors and semiconductor equipment (5.7%)
MediaTek, Inc. (Taiwan)	265,000	$2,410,930
Sino-American Silicon Products, Inc. (Taiwan)	531,000	1,231,894
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	844,889	6,561,125
		10,203,949
Technology hardware, storage, and peripherals (5.0%)
Samsung Electronics Co., Ltd. (South Korea)	175,342	7,031,141
Samsung Electronics Co., Ltd. (Preference) (South Korea)	57,375	1,836,490
		8,867,631
Textiles, apparel, and luxury goods (0.8%)
Shenzhou International Group Holdings, Ltd. (China)	113,600	1,418,236
		1,418,236
Transportation infrastructure (0.8%)
Malaysia Airports Holdings Bhd (Malaysia)	713,000	1,432,487
		1,432,487
Water utilities (1.5%)
China Water Affairs Group, Ltd. (China)	2,642,000	2,753,153
		2,753,153
Wireless telecommunication services (2.9%)
China Mobile, Ltd. (China)	281,000	2,956,859
Safaricom PLC (Kenya)	3,910,700	1,015,766
TIM Participacoes SA ADR (Brazil)	78,673	1,241,460
		5,214,085
Total common stocks (cost $165,029,237)		$165,199,291

	Expiration	Strike
WARRANTS (6.8%)*	date	price	Warrants	Value
Al Rajhi Bank 144A (Saudi Arabia) †	12/16/21	$0.00	65,898	$1,764,215
Bupa Arabia for Cooperative Insurance Co. 144A
(Saudi Arabia) †	12/16/21	0.00	84,636	2,017,615
Focus Media Information Technology Co., Ltd.
144A (China) †	1/16/20	0.00	1,441,800	1,453,401
National Bank of Kuwait SAKP 144A (Kuwait) †	1/16/20	0.00	768,835	2,213,313
Samba Financial Group 144A (Saudi Arabia) †	12/16/21	0.00	165,856	1,612,034
Wuliangye Yibin Co., Ltd. 144A (China)	4/12/19	0.00	292,500	3,127,898
Total warrants (cost $11,652,384)				$12,188,476

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
Global Fashion Group SA zero % cv. pfd. (acquired 7/11/16 and 9/14/17,
cost $10,576) (Luxembourg) (Private) † ΔΔ F	1,609	$15,010
Total convertible preferred stocks (cost $10,576)		$15,010

SHORT-TERM INVESTMENTS (0.4%)*	Shares	Value
Putnam Short Term Investment Fund 2.58% L	764,924	$764,924
Total short-term investments (cost $764,924)		$764,924

TOTAL INVESTMENTS
Total investments (cost $177,457,121)		$178,167,701

Emerging Markets Equity Fund 21

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
PJSC	Public Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2018 through February 28, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $178,078,846.

† This security is non-income-producing.

 ΔΔ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $33,964, or less than 0.1% of net assets.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $277,094 to cover the settlement of certain securities.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

China	27.9%	Kuwait	1.2%
Taiwan	11.8	United Arab Emirates	1.1
South Korea	9.9	Czech Republic	1.0
India	8.1	Colombia	1.0
Brazil	5.1	Poland	1.0
South Africa	4.0	Malaysia	0.8
Russia	3.3	Portugal	0.8
Saudi Arabia	3.0	Egypt	0.7
Philippines	2.7	Chile	0.7
Hong Kong	2.5	Mexico	0.6
Turkey	2.3	Kenya	0.6
Peru	1.9	Australia	0.5
Indonesia	1.9	Netherlands	0.5
Hungary	1.7	United States	0.4
Argentina	1.7	Luxembourg	<0.1
Canada	1.3	Total	100.0%

22 Emerging Markets Equity Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks * :
Communication services	$15,853,722	$—	$—
Consumer discretionary	21,401,681	—	18,952
Consumer staples	15,278,545	—	—
Energy	15,008,565	—	—
Financials	42,193,906	—	—
Health care	4,650,693	—	—
Industrials	9,738,406	—	2
Information technology	21,061,397	—	—
Materials	6,936,120	—	—
Real estate	5,415,291	—	—
Utilities	7,642,011	—	—
Total common stocks	165,180,337	—	18,954

Convertible preferred stocks	—	—	15,010
Warrants	—	12,188,476	—
Short-term investments	764,924	—	—
Totals by level	$165,945,261	$12,188,476	$33,964

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Emerging Markets Equity Fund 23

Statement of assets and liabilities 2/28/19 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $176,692,197)	$177,402,777
Affiliated issuers (identified cost $764,924) (Note 5)	764,924
Foreign currency (cost $792,609) (Note 1)	793,001
Dividends, interest and other receivables	370,116
Receivable for shares of the fund sold	384,401
Receivable for investments sold	1,089,367
Receivable from Manager (Note 2)	47,329
Prepaid assets	63,084
Total assets	180,914,999

LIABILITIES
Payable for investments purchased	791,358
Payable for shares of the fund repurchased	1,805,080
Payable for custodian fees (Note 2)	80,475
Payable for investor servicing fees (Note 2)	43,654
Payable for Trustee compensation and expenses (Note 2)	7,850
Payable for administrative services (Note 2)	564
Payable for distribution fees (Note 2)	39,163
Other accrued expenses	68,009
Total liabilities	2,836,153

Net assets	$178,078,846

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$184,404,063
Total distributable earnings (Note 1)	(6,325,217)
Total — Representing net assets applicable to capital shares outstanding	$178,078,846

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share ($60,802,112 divided by 5,404,012 shares)	$11.25
Offering price per class A share (100/94.25 of $11.25)*	$11.94
Net asset value and offering price per class B share ($2,320,766 divided by 215,879 shares)**	$10.75
Net asset value and offering price per class C share ($7,151,845 divided by 667,927 shares)**	$10.71
Net asset value and redemption price per class M share ($729,185 divided by 66,584 shares)	$10.95
Offering price per class M share (100/96.50 of $10.95)*	$11.35
Net asset value, offering price and redemption price per class R share
($1,095,641 divided by 98,015 shares)	$11.18
Net asset value, offering price and redemption price per class R6 share
($12,612,369 divided by 1,106,606 shares)	$11.40
Net asset value, offering price and redemption price per class Y share
($93,366,928 divided by 8,202,955 shares)	$11.38

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

24 Emerging Markets Equity Fund

Statement of operations Six months ended 2/28/19 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $99,191)	$995,511
Interest (including interest income of $55,148 from investments in affiliated issuers) (Note 5)	55,425
Total investment income	1,050,936

EXPENSES
Compensation of Manager (Note 2)	772,104
Investor servicing fees (Note 2)	187,404
Custodian fees (Note 2)	60,002
Trustee compensation and expenses (Note 2)	3,789
Distribution fees (Note 2)	132,271
Administrative services (Note 2)	3,356
Blue sky expense	66,964
Other	93,531
Fees waived and reimbursed by Manager (Note 2)	(348,043)
Total expenses	971,378

Expense reduction (Note 2)	(33,177)
Net expenses	938,201

Net investment income	112,735

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(6,075,341)
Foreign currency transactions (Note 1)	(141,869)
Total net realized loss	(6,217,210)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	5,955,703
Assets and liabilities in foreign currencies	(24,601)
Total change in net unrealized appreciation	5,931,102

Net loss on investments	(286,108)

Net decrease in net assets resulting from operations	$(173,373)

The accompanying notes are an integral part of these financial statements.

Emerging Markets Equity Fund 25

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 2/28/19*	Year ended 8/31/18
Operations
Net investment income	$112,735	$771,162
Net realized gain (loss) on investments
and foreign currency transactions	(6,217,210)	7,998,567
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	5,931,102	(14,877,541)
Net decrease in net assets resulting from operations	(173,373)	(6,107,812)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(75,196)	(21,313)
Class R6	(21,003)	—
Class Y	(145,228)	(88,458)
From net realized long-term gain on investments
Class A	(1,721,139)	—
Class B	(45,320)	—
Class C	(134,954)	—
Class M	(12,932)	—
Class R	(19,979)	—
Class R6	(206,031)	—
Class Y	(1,574,577)	—
Increase from capital share transactions (Note 4)	40,568,724	88,459,757
Total increase in net assets	36,438,992	82,242,174

NET ASSETS
Beginning of period	141,639,854	59,397,680
End of period (Note 1)	$178,078,846	$141,639,854

* Unaudited.

The accompanying notes are an integral part of these financial statements.

26 Emerging Markets Equity Fund

This page left blank intentionally.

Emerging Markets Equity Fund 27

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized		From						of expenses	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [c]	(%)
Class A
February 28, 2019 **	$11.75	—[e]	(.28)	(.28)	(.01)	(.21)	(.22)	$11.25	(2.23)*	$60,802	.62*	.03*	92*
August 31, 2018	11.82	.08	(.14)	(.06)	(.01)	—	(.01)	11.75	(.53)	41,379	1.57	.67	172
August 31, 2017	9.54	.05	2.31	2.36	(.08)	—	(.08)	11.82	25.07	28,408	1.63	.55	137
August 31, 2016	8.44	.02	1.19	1.21	(.11)	—	(.11)	9.54	14.41	19,784	1.65[f]	.25[f]	156
August 31, 2015	10.93	.09	(2.50)	(2.41)	(.08)	—	(.08)	8.44	(22.19)	20,490	1.61	.86	157
August 31, 2014	8.96	.04	1.97	2.01	(.04)	—	(.04)	10.93	22.46	28,671	1.55	.44	125
Class B
February 28, 2019 **	$11.27	(.04)	(.27)	(.31)	—	(.21)	(.21)	$10.75	(2.59)*	$2,321	.99 *	(.36)*	92*
August 31, 2018	11.41	(.01)	(.13)	(.14)	—	—	—	11.27	(1.23)	2,650	2.32	(.09)	172
August 31, 2017	9.22	(.02)	2.23	2.21	(.02)	—	(.02)	11.41	24.07	2,054	2.38	(.22)	137
August 31, 2016	8.15	(.04)	1.14	1.10	(.03)	—	(.03)	9.22	13.57	1,727	2.40[f]	(.46) [f]	156
August 31, 2015	10.55	.02	(2.42)	(2.40)	—	—	—	8.15	(22.75)	1,599	2.36	.16	157
August 31, 2014	8.69	(.03)	1.89	1.86	—	—	—	10.55	21.40	2,064	2.30	(.34)	125
Class C
February 28, 2019 **	$11.23	(.04)	(.27)	(.31)	—	(.21)	(.21)	$10.71	(2.60)*	$7,152	.99 *	(.37)*	92*
August 31, 2018	11.37	(.02)	(.12)	(.14)	—	—	—	11.23	(1.23)	7,163	2.32	(.12)	172
August 31, 2017	9.19	(.02)	2.22	2.20	(.02)	—	(.02)	11.37	24.07	4,475	2.38	(.19)	137
August 31, 2016	8.13	(.04)	1.14	1.10	(.04)	—	(.04)	9.19	13.55	2,802	2.40[f]	(.45) [f]	156
August 31, 2015	10.53	.01	(2.40)	(2.39)	(.01)	—	(.01)	8.13	(22.70)	2,322	2.36	.11	157
August 31, 2014	8.67	(.03)	1.89	1.86	—	—	—	10.53	21.45	2,858	2.30	(.31)	125
Class M
February 28, 2019 **	$11.46	(.03)	(.27)	(.30)	—	(.21)	(.21)	$10.95	(2.46)*	$729	.87*	(.24)*	92*
August 31, 2018	11.58	—[e]	(.12)	(.12)	—	—	—	11.46	(1.04)	657	2.07	.03	172
August 31, 2017	9.35	.01	2.26	2.27	(.04)	—	(.04)	11.58	24.39	569	2.13	.09	137
August 31, 2016	8.27	(.02)	1.16	1.14	(.06)	—	(.06)	9.35	13.91	377	2.15[f]	(.24) [f]	156
August 31, 2015	10.70	.03	(2.44)	(2.41)	(.02)	—	(.02)	8.27	(22.55)	365	2.11	.35	157
August 31, 2014	8.79	(.01)	1.92	1.91	—	—	—	10.70	21.73	493	2.05	(.06)	125
Class R
February 28, 2019 **	$11.68	(.01)	(.28)	(.29)	—	(.21)	(.21)	$11.18	(2.32)*	$1,096	.74*	(.12)*	92*
August 31, 2018	11.77	.04	(.13)	(.09)	—	—	—	11.68	(.76)	1,100	1.82	.32	172
August 31, 2017	9.53	.04	2.29	2.33	(.09)	—	(.09)	11.77	24.69	1,010	1.88	.36	137
August 31, 2016	8.35	.03[g]	1.15	1.18	—	—	—	9.53	14.13	661	1.90[f]	.34 f, g	156
August 31, 2015	10.81	.06	(2.46)	(2.40)	(.06)	—	(.06)	8.35	(22.32)	477	1.86	.63	157
August 31, 2014	8.88	.03	1.92	1.95	(.02)	—	(.02)	10.81	21.98	602	1.80	.31	125

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 Emerging Markets Equity Fund	Emerging Markets Equity Fund 29

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
											Ratio	Ratio of net
	Net asset		Net realized		From						of expenses	investment
	value,		and unrealized	Total from	net	From		Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [c]	(%)
Class R6
February 28, 2019 **	$11.89	.02	(.28)	(.26)	(.02)	(.21)	(.23)	$11.40	(2.00)*	$12,612	.41*	.21*	92*
August 31, 2018 †	13.13	.12	(1.36)	(1.24)	—	—	—	11.89	(9.44)*	7,219	.32*	.98 *	172
Class Y
February 28, 2019 **	$11.88	.01	(.28)	(.27)	(.02)	(.21)	(.23)	$11.38	(2.11)*	$93,367	.49*	.13*	92*
August 31, 2018	11.94	.13	(.16)	(.03)	(.03)	—	(.03)	11.88	(.26)	81,472	1.32	1.00	172
August 31, 2017	9.64	.10	2.31	2.41	(.11)	—	(.11)	11.94	25.34	22,882	1.38	.94	137
August 31, 2016	8.53	.06[g]	1.18	1.24	(.13)	—	(.13)	9.64	14.69	9,573	1.40[f]	.63 f, g	156
August 31, 2015	11.04	.11	(2.52)	(2.41)	(.10)	—	(.10)	8.53	(21.93)	6,490	1.36	1.12	157
August 31, 2014	9.06	.07	1.97	2.04	(.06)	—	(.06)	11.04	22.59	8,597	1.30	.73	125

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to August 31, 2018.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of the average net assets of each class (Note 2):

	2/28/19	8/31/18	8/31/17	8/31/16	8/31/15	8/31/14
Class A	0.20%	0.21%	0.43%	0.55%	0.42%	0.37%
Class B	0.20	0.21	0.43	0.55	0.42	0.37
Class C	0.20	0.21	0.43	0.55	0.42	0.37
Class M	0.20	0.21	0.43	0.55	0.42	0.37
Class R	0.20	0.21	0.43	0.55	0.42	0.37
Class R6	0.20	0.06	N/A	N/A	N/A	N/A
Class Y	0.20	0.21	0.43	0.55	0.42	0.37

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Amount represents less than $0.01 per share.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

g The net investment income ratio and per share amount shown for the period ending may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

30 Emerging Markets Equity Fund	Emerging Markets Equity Fund 31

Notes to financial statements 2/28/19 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2018 through February 28, 2019.

Putnam Emerging Markets Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of emerging market companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in equity securities of emerging market companies. This policy may be changed only after 60 days’ notice to shareholders. Emerging markets include countries in the MSCI Emerging Markets Index or that Putnam Management considers to be emerging markets based on Putnam Management’s evaluation of their level of economic development or the size and experience of their securities markets. The fund invests significantly in small and midsize companies. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the

32 Emerging Markets Equity Fund

reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Emerging Markets Equity Fund 33

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

34 Emerging Markets Equity Fund

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $178,267,168, resulting in gross unrealized appreciation and depreciation of $9,174,172 and $9,273,639, respectively, or net unrealized depreciation of $99,467.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

For the fiscal year ended August 31, 2018, the fund had undistributed net investment income of $208,843.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

1.080%	of the first $5 billion,	0.880%	of the next $50 billion,
1.030%	of the next $5 billion,	0.860%	of the next $50 billion,
0.980%	of the next $10 billion,	0.850%	of the next $100 billion and
0.930%	of the next $10 billion,	0.845%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI Emerging Markets Index (Net Dividends) each measured over the performance period. The maximum annualized performance adjustment rate is +/– 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.450% of the fund’s average net assets, which included an effective base fee of 0.457% and a decrease of 0.007% ($12,667) based on performance.

Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through December 30, 2019, to the extent that total expenses of the fund (before any applicable

Emerging Markets Equity Fund 35

performance-based adjustment to the fund’s base management fee and excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.78% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $291,614 as a result of this limit.

Putnam Management has also contractually agreed, through December 30, 2019, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $56,429 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$75,746	Class R	1,204
Class B	2,674	Class R6	2,572
Class C	7,869	Class Y	96,580
Class M	759	Total	$187,404

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $384 under the expense offset arrangements and by $32,793 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $146, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

36 Emerging Markets Equity Fund

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$81,551
Class B	1.00%	1.00%	11,593
Class C	1.00%	1.00%	34,057
Class M	1.00%	0.75%	2,462
Class R	1.00%	0.50%	2,608
Total			$132,271

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $6,999 and $258 from the sale of class A and class M shares, respectively, and received $122 and $53 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $18 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$188,593,098	$146,968,346
U.S. government securities (Long-term)	—	—
Total	$188,593,098	$146,968,346

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Emerging Markets Equity Fund 37

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 2/28/19		YEAR ENDED 8/31/18
Class A	Shares	Amount	Shares	Amount
Shares sold	5,962,582	$64,419,385	2,264,699	$29,262,185
Shares issued in connection with
reinvestment of distributions	175,972	1,784,358	1,548	19,425
	6,138,554	66,203,743	2,266,247	29,281,610
Shares repurchased	(4,255,971)	(46,421,363)	(1,149,006)	(14,351,092)
Net increase	1,882,583	$19,782,380	1,117,241	$14,930,518

	SIX MONTHS ENDED 2/28/19		YEAR ENDED 8/31/18
Class B	Shares	Amount	Shares	Amount
Shares sold	5,939	$61,655	94,886	$1,191,430
Shares issued in connection with
reinvestment of distributions	4,637	44,978	—	—
	10,576	106,633	94,886	1,191,430
Shares repurchased	(29,860)	(310,294)	(39,772)	(484,194)
Net increase (decrease)	(19,284)	$(203,661)	55,114	$707,236

	SIX MONTHS ENDED 2/28/19		YEAR ENDED 8/31/18
Class C	Shares	Amount	Shares	Amount
Shares sold	183,415	$1,899,877	448,347	$5,489,187
Shares issued in connection with
reinvestment of distributions	13,933	134,589	—	—
	197,348	2,034,466	448,347	5,489,187
Shares repurchased	(167,570)	(1,708,132)	(203,917)	(2,480,065)
Net increase	29,778	$326,334	244,430	$3,009,122

	SIX MONTHS ENDED 2/28/19		YEAR ENDED 8/31/18
Class M	Shares	Amount	Shares	Amount
Shares sold	9,296	$100,976	33,893	$410,980
Shares issued in connection with
reinvestment of distributions	1,306	12,902	—	—
	10,602	113,878	33,893	410,980
Shares repurchased	(1,331)	(13,865)	(25,736)	(325,048)
Net increase	9,271	$100,013	8,157	$85,932

38 Emerging Markets Equity Fund

	SIX MONTHS ENDED 2/28/19		YEAR ENDED 8/31/18
Class R	Shares	Amount	Shares	Amount
Shares sold	6,514	$69,868	27,248	$342,368
Shares issued in connection with
reinvestment of distributions	1,870	18,854	—	—
	8,384	88,722	27,248	342,368
Shares repurchased	(4,543)	(48,823)	(18,886)	(240,658)
Net increase	3,841	$39,899	8,362	$101,710

			FOR THE PERIOD 5/22/18
			(COMMENCEMENT OF OPERATIONS)
	SIX MONTHS ENDED 2/28/19		TO 8/31/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	588,572	$6,496,383	657,966	$8,568,861
Shares issued in connection with
reinvestment of distributions	22,128	227,034	—	—
	610,700	6,723,417	657,966	8,568,861
Shares repurchased	(111,341)	(1,212,635)	(50,719)	(617,089)
Net increase	499,359	$5,510,782	607,247	$7,951,772

	SIX MONTHS ENDED 2/28/19		YEAR ENDED 8/31/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,968,505	$43,686,976	7,176,036	$90,637,401
Shares issued in connection with
reinvestment of distributions	167,018	1,711,939	6,856	86,869
	4,135,523	45,398,915	7,182,892	90,724,270
Shares repurchased	(2,790,115)	(30,385,938)	(2,241,653)	(29,050,803)
Net increase	1,345,408	$15,012,977	4,941,239	$61,673,467

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 8/31/18	cost	proceeds	income	of 2/28/19
Short-term investments
Putnam Short Term
Investment Fund**	$6,285,814	$84,445,474	$89,966,364	$55,148	$764,924
Total Short-term
investments	$6,285,814	$84,445,474	$89,966,364	$55,148	$764,924

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Emerging Markets Equity Fund 39

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Warrants (number of warrants)	2,100,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Equity contracts	Investments	$12,188,476	Payables	$—
Total		$12,188,476		$—

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Warrants	Total
Equity contracts	$90,065	$90,065
Total	$90,065	$90,065

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Warrants	Total
Equity contracts	$1,043,815	$1,043,815
Total	$1,043,815	$1,043,815

40 Emerging Markets Equity Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
The Putnam Advisory Company, LLC	Manoj P. Singh	Vice President and
100 Federal Street		Assistant Treasurer
Boston, MA 02110	Officers
	Robert L. Reynolds	Mark C. Trenchard
Marketing Services	President	Vice President and
Putnam Retail Management		BSA Compliance Officer
100 Federal Street	Jonathan S. Horwitz
Boston, MA 02110	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer, and	Vice President, Director of
Custodian	Compliance Liaison	Proxy Voting and Corporate
State Street Bank		Governance, Assistant Clerk,
and Trust Company	Robert T. Burns	and Assistant Treasurer
Vice President and
Legal Counsel	Chief Legal Officer	Denere P. Poulack
Ropes & Gray LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Emerging Markets Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

HOW WOULD YOU LIKE TO RECEIVE REPORTS LIKE THIS?

Go green with paperless delivery

1. Log in to your account at putnam.com
2. Under account preferences, select "mailing and paperless options"

Continue with paper reports by mail

Call Putnam at 1-800-225-1581.

SA065 315942 4/19

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 26, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 26, 2019